                                EXHIBIT 10.17.3
                                ---------------



Prepared By:
Hirschler, Fleischer, Weinberg, Cox & Allen
P.O. Box 500
Richmond, VA 23218-0500


                                FIRST AMENDMENT
                                       TO
     AMENDED AND RESTATED LEASE AGREEMENT, AMENDMENT TO LEASE AND LANDLORD'S CONSENT AGREEMENT TO GROUND LEASE AND VIRGINIA LEASE SUPPLEMENT, MEMORANDUM OF AMENDED AND RESTATED LEASE AGREEMENT AND REMEDIES
                     (the "Amendment to Lease Documents")

THIS AMENDMENT TO LEASE DOCUMENTS (hereinafter called the "Amendment") is made as of the 1st day of October, 1999, by and among FIRST SECURITY BANK, N.A., not
                                                 -------------------------
individually, but solely in his capacity as Owner Trustee ("First Security") under the COB Real Estate Trust 1995-1, as amended and restated by that certain Amended and Restated Trust Agreement dated as of October 14, 1998, and Val T. ORTON, not individually, but solely in his capacity as Owner Trustee (the
-----
"Individual Trustee") under COB Real Estate Trust 1995-1, as amended and restated by that certain Amended and Restated Trust Agreement dated as of October 14, 1998 ("the Trust") [for purposes of indexing grantors]; CAPITAL ONE
                                                                    -----------
BANK, a Virginia corporation ("Capital One") [for purposes of indexing a
----
grantor]; CAPITAL ONE REALTY, INC., a Delaware corporation ("Capital Realty")
          ------------------------
[for purposes of indexing a grantor]; and LAWYERS TITLE REALTY SERVICES, INC., a
                                          -----------------------------------
Virginia corporation ("Lawyers Title") [for purposes of indexing a grantee].


                              W I T N E S S E T H:

RECITALS
--------

        A. Individual Trustee owns the fee simple estate in those two parcels of land with improvements thereon located east of Cox Road and north of Nuckols Road in Henrico County, Virginia, commonly known as the Knolls Office Building containing 9.735 acres (the "Knolls Office Building Parcel") and the Operations Center containing 17.9856 acres (the "Operations Center Parcel"), [together, the "Trust Property"]

        B. Individual Trustee is the ground lessee of that certain parcel of land located east of Cox Road, north of Nuckols Road and adjacent to the Trust Property in Henrico County, Virginia, consisting of Parcel A containing 16.8499 acres and Parcel B containing 0.0378 acres, commonly known as Knolls Two Phase Three (the "Capital One Property"), pursuant to that certain Ground Lease dated June 21, 1996, (a short form Memorandum of which was recorded in the Clerk's Office of the Circuit Court of Henrico County, Virginia (the "Clerk's Office"), in Deed Book 2657, at Page 1311), as amended by unrecorded Amendment to Lease and Landlord's Consent Agreement to Ground Lease dated as of October 14, 1998, and by Amendment to Ground Lease and Memorandum of Lease dated as of October 14, 1998, recorded in the Clerk's Office in Deed Book 2865, at Page 21 (collectively, the "Ground Lease"), between Capital One Bank, as lessor and the Individual Trustee, as lessee.

The Trust Property and the Capital One Property are collectively referred to as the "Property".

        C. Capital Realty holds a leasehold interest in the Property pursuant to that certain Amended and Restated Lease Agreement dated as of October 14, 1998, as supplemented by that certain Virginia Lease Supplement, Memorandum of Amended and Restated Lease Agreement and Remedies dated as of October 14, 1998, recorded in the Clerk's Office in Deed Book 2865, at Page 179 (collectively, the "Lease Documents"), by which the Individual Trustee, as landlord, leased the
Property to Capital Realty, as tenant.   As security for the performance by
Capital Realty of its obligations under the Lease, Capital One executed and delivered to the Owner Trustees its Guaranty dated as of October 14, 1998 (the "Guaranty");

        D. Capital Realty is constructing an addition consisting of a kitchen facility (the "Addition"), to the existing improvements located on the Knolls Office Building Parcel. Capital Realty has filed an amended plan of development for the Addition which plan provides for an adjustment to a portion of the common boundary line of the Knolls Office Building Parcel and the Operations Center Parcel. The adjustment of the common boundary line will result in an increase of 0.087 acre to the Knolls Office Building Parcel and a decrease of
0.087 acre to the Operations Center Parcel.   The 0.087 acre is more
particularly described in Exhibit A hereto and is hereinafter referred to as the "Additional Adjustment Parcel".

        E. The parties hereto now desire to amend the legal descriptions of the Knolls Office Building Parcel and the Operations Center Parcel with respect to the Additional Adjustment Parcel.

        F. All capitalized terms not defined herein shall have the same meanings as set forth in the Lease Documents.

AMENDMENT
---------

     FOR and in consideration of the foregoing of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. The legal description for the Knolls Office Building Parcel set forth in Schedule A to each of the Lease Documents is deleted in its entirety and the legal description set forth on Exhibit A hereto is substituted therefor.

     2. The legal description for the Operations Center Parcel set forth in Schedule A to each of the Lease Documents is deleted in its entirety and the legal description set forth on Exhibit B hereto is substituted therefor

     3. Except to the extent modified and amended hereby, each of the Lease Documents remain valid, binding and in full force and effect, and each of the parties hereto ratifies and confirms the same.

     4. First Security, as an Owner Trustee under the Trust, joins herein for the sole purpose of acknowledging and consenting to the amendment accomplished herein.

     5. Capital One, as guarantor under the Guaranty joins herein for sole purpose of acknowledging the amendment accomplished herein.

     6. Capital Realty, as lessor under the Lease, joins herein for the sole purpose of acknowledging the amendment accomplished herein.

     7. This Amendment may be executed in counterpart, each of which shall be deemed an original but all of which shall constitute one and the same document.



                           [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment on their respective behalves.


                              FIRST SECURITY BANK, N.A.,
                              not individually but solely in its capacity as owner trustee under that certain Amended and Restated Trust Agreement dated as of October 14, 1998



                              By:     /s/  Val T. Orton            (SEAL)
                                -----------------------------------
                              Name:   Val T. Orton
                              Title:  Vice President



STATE OF ________________________

City/County of _____________________, to-wit:

     The foregoing instrument was acknowledged before me this _____ day of ________________, 1999, by First Security Bank, N.A., a ________________, as
Owner Trustee under the COB Real Estate Trust 1995-1 as amended by that certain Amended and Restated Trust Agreement dated as of October 14, 1998, on behalf of said trust.

     My commission expires:

                                             /s/
                             ----------------------------------
                                   Notary Public

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment on their respective behalves.



                                   /s/  Val T. Orton          (SEAL)
                              --------------------------------
                              Val T. Orton, not individually, but solely
                              as Owner Trustee under the COB Real
                              Estate Trust 1995-1, as amended by that
                              certain Amended and Restated Trust
                              Agreement dated as of October 14, 1998



STATE OF UTAH

City/County of _____________________, to-wit:

     The foregoing instrument was acknowledged before me this _____ day of ________________, 1999, by Val T. Orton, not individually, but solely as Owner Trustee under the COB Real Estate Trust 1995-1 as amended by that certain Amended and Restated Trust Agreement dated as of October 14, 1998, on behalf of said trust.

     My commission expires:

                                             /s/
                             ----------------------------------
                                   Notary Public

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment on their respective behalves.

                              CAPITAL ONE BANK,
                              a Virginia corporation


                              By:     /s/  Stephen Linehan        (SEAL)
                                  --------------------------------
                              Name:   Stephen Linehan
                              Title:  Manager, Corporate Funding



COMMONWEALTH OF VIRGINIA

City/County of ___________________, to-wit:

     The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by __________________________________, the duly authorized ____________________________ of Capital One Bank, a Virginia corporation, on behalf of said corporation.

     My commission expires:

                                             /s/
                             ----------------------------------
                                   Notary Public

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment on their respective behalves.


                              CAPITAL ONE REALTY, INC.,
                              a Delaware corporation


                              By:     /s/  Stephen Linehan      (SEAL)
                                   -----------------------------
                              Name:   Stephen Linehan
                              Title:  Manager, Corporate Funding



COMMONWEALTH OF VIRGINIA

City/County of ___________________, to-wit:

          The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by __________________________________, the duly authorized ____________________________ of Capital One Realty, Inc., a Delaware corporation, on behalf of said corporation.

     My commission expires:

                                                       /s/
                                       ----------------------------------
                                             Notary Public

                                   EXHIBIT A
                                   ---------

                                   PARCEL 1

                            KNOLLS OFFICE BUILDING
                               LEGAL DESCRIPTION

Tract 1
-------

          ALL that certain lot, piece or parcel of land, together with all improvements thereon and appurtenances thereunto belonging, situated, lying and being in the Three Chopt District, Henrico County, Virginia, more particularly described as follows:

          Situated, lying, and being in the Three Chopt District of Henrico County, Virginia, and being more particularly described as follows:

          BEGINNING at a nail set on the east line of Cox Road, said point being
621.74 feet from the east line of North Park Drive;

          Thence along a curve to the left having a radius of 730.00 feet and an arc length of 129.55 feet, being subtended by a chord of North 19 53' 21" East for a distance of 129.38 feet to a rod set;

          Thence North 14 48' 18" East for a distance of 540.93 feet to a nail set;

          Thence along a curve to the right having a radius of 40.00 feet and an arc length of 39.27 feet, being subtended by a chord of North 42 55' 50" East for a distance of 37.71 feet to a rod set;

          Thence along a curve to the left having a radius of 50.00 feet and an arc length of 148.20 feet, being subtended by a chord of North 13 51' 31" West for a distance of 99.61 feet to a brick nail found;

          Thence North 14 48' 18" East for a distance of 38.09 feet to a brick nail found;
          Thence South 82 00' 00" East for a distance of 591.56 feet to a point; Thence South 14 48' 18" West for a distance of 620.88 feet to a rod set;
          Thence South 82 18' 18" West for a distance of 195.14 feet to a rod set;
          Thence South 32 00' 21" West for a distance of 120.34 feet to a nail set;
          Thence South 82 18' 18" West for a distance of 268.63 feet to a rod set;
          Thence North 67 13' 29" West for a distance of 105.83 feet to a nail set; and being the point of beginning.

          Said property contains 9.735 acres more or less.

Tract 2
-------

ALL that certain lot, piece or parcel of land, together with all improvements thereon and appurtenances thereto belonging, situated, lying and being in the Three Chopt District, Henrico County, Virginia, containing 0.087 acre and being more fully shown and described on that certain plat prepared by Foster & Miller, P.C., dated July 14, 1999, entitled "COMPILED PLAT OF 0.087 ACRE LOCATED EAST OF COX ROAD, THREE CHOPT DISTRICT, HENRICO COUNTY, VIRGINIA", a copy of which plat is attached hereto and incorporated herein by reference.

                                   EXHIBIT B
                                   ---------

                                   PARCEL 2

                               OPERATIONS CENTER
                               LEGAL DESCRIPTION



          ALL that certain lot, piece or parcel of land, together with all improvements thereon and appurtenances thereunto belonging, situated, lying and being in the Three Chopt District, Henrico County, Virginia, more particularly described as follows:

          BEGINNING at a 1/2" rod set, said 1/2" rod being North 74 50' 33" West
153.65 feet from the western line of Fort McHenry Parkway; thence North 74 50' 33" West 704.14 feet to a 1/2" rod set; thence North 07 41' 23" West 54.36 feet to a 1/2" rod set; thence North 22 04' 50" West 30.17 feet to a 1/2" rod set; thence North 14 48' 18" East 1060.88 feet to 5/8" rod found; thence North 84 04' 51" East 547.01 feet to a nail found; thence South 04 57' 26" West 1353.08 feet to the 1/2" rod set and point and place of beginning, containing 783,452.2 square feet or 17.9856 acres

LESS AND EXCEPT the tract of land containing 0.087 acre described as Tract 2 of Parcel 1 in Schedule A hereto.